                                                                     EXHIBIT 6A

                               AMENDED SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN PACIFIC CAPITAL FUNDS AND
                              THE WINSBURY COMPANY


         Name of Fund
         -------------

U.S. Treasury Securities Fund
Short-Intermediate U.S. Treasury Securities Fund
Diversified Fixed Income Fund
Tax-Free Short Intermediate Securities Fund
Tax-Free Securities Fund
Growth Stock Fund
Balanced Fund
Growth and Income Fund
New Asia Growth Fund
VALUE FUND
SMALL CAP FUND
INTERNATIONAL STOCK FUND


Dated:________, 1998                         PACIFIC CAPITAL FUNDS


                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


`                                            BISYS FUND SERVICES
                                             (formerly The Winsbury Company)


                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


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                                   SCHEDULE B
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN PACIFIC CAPITAL FUNDS AND
                              THE WINSBURY COMPANY


Name of Distribution Plan Fund
------------------------------

U.S. Treasury Securities Fund
Short Intermediate U.S. Treasury Securities Fund
Diversified Fixed Income Fund
Tax-Free Short Intermediate Securities Fund
Tax-Free Securities Fund
Growth Stock Fund
Balanced Fund
Growth and Income Fund
New Asia Growth Fund
VALUE FUND
SMALL CAP FUND
INTERNATIONAL STOCK FUND


Dated: _________, 1998                          PACIFIC CAPITAL FUNDS


                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________


                                                BISYS FUND SERVICES
                                                (formerly The Winsbury Company)


                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________